UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2004

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of August 20, 2004, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-LN2)
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	333-105805-10 (Commission File Number)	13-3789046 (IRS Employer Identification No.)
270 Park Avenue, New York, New York (Address of principal executive offices)	10167 (Zip Code)

Registrant's telephone number, including area code 212-834-9280

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2004-LN2, which was made on September 15, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution report pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on September 15, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS PAYING AGENT UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: September 20, 2004
JP Morgan Chase Comercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Administrator:
Laura Kocha-Chaddha 312.904.0648
laura.kocha.chaddha@abnamro.com
Analyst:
James Macmillan 714.259.6217
james.macmillan@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Shortfall Summary Report
Bond Interest Reconciliation
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Delinquent Loan Detail
Historical Collateral Prepayment
Loan Level Detail
Page 2-4
Page 5-7

Page 15-22
Mortgage Loan Characteristics
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Modified Loan Detail
Defeased Loans
Historical REO Report
Appraisal Reduction Detail
Page 23-25

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
JPMC4LN2
JPMC4LN2_200409_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
20-Aug-04
15-Sep-04
15-Aug-14
Realized Loss Detail

Parties to The Transaction
Depositor: J.P. Morgan Chase Commercial Mortgage Securities Corp.
Underwriter: J.P. Morgan Chase Commercial Mortgage Securities Corp./Nomura Securities International, Inc.
Master Servicer: GMAC Commercial Mortgage Corporation
Special Servicer: Lennar Partners, Inc.
Rating Agency: Standard & Poor's/Moody's Investors Service, Inc.
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gmaccm.com
www.etrustee.net

14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.853975%
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
JP Morgan Chase Comercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
112
Upper REMIC
Statement Date:
ABN AMRO Acct: 722014.2
1000.000000000
2.692030213
0.000000000
997.307969787
3.729166689
Fixed
0.00
0.00
0.000000000
4.47500000%
0.000000000
46625YCU5
A-1
222,090,000.00
222,090,000.00
597,872.99
0.00
221,492,127.01
828,210.63
1000.000000000
0.657046925
0.000000000
999.342953075
4.031666671
4.838000000%
0.00
0.00
0.000000000
4.83800000%
0.000000000
46625YBN2/U48138TG3
A-1A
420,653,000.00
420,653,000.00
276,388.76
0.00
420,376,611.24
1,695,932.68
1000.000000000
0.000000000
0.000000000
1000.000000000
4.262499994
Fixed
0.00
0.00
0.000000000
5.11500000%
0.000000000
46625YCV3
A-2
430,265,000.00
430,265,000.00
0.00
0.00
430,265,000.00
1,834,004.56
1000.000000000
0.000000000
0.000000000
999.298273812
0.044507986
0.00
0.00
0.000000000
0.05340958%
0.000000000
N
46625YBL6/U48138TE8
X-1
1,245,873,055.00
1,245,873,055.00
0.00
0.00
1,244,998,793.25
55,451.30
1000.000000000
0.000000000
0.000000000
1000.000000000
0.690680447
0.00
0.00
0.000000000
0.82881653%
0.000000000
N
46625YBM4/U48138TF5
X-2
1,200,608,000.00
1,200,608,000.00
0.00
0.00
1,200,608,000.00
829,236.47
1000.000000000
0.000000000
0.000000000
1000.000000000
4.410014870
5.108789200%
0.00
0.00
0.000000000
5.29201795%
0.000000000
46625YCW1
B
29,589,000.00
29,589,000.00
0.00
0.00
29,589,000.00
130,487.93
1000.000000000
0.000000000
0.000000000
1000.000000000
4.443348583
5.148789200%
0.00
0.00
0.000000000
5.33201795%
0.000000000
46625YCX9
C
12,459,000.00
12,459,000.00
0.00
0.00
12,459,000.00
55,359.68
1000.000000000
0.000000000
0.000000000
1000.000000000
4.492514983
5.207789200%
0.00
0.00
0.000000000
5.39101795%
0.000000000
46625YCY7
D
23,360,000.00
23,360,000.00
0.00
0.00
23,360,000.00
104,945.15
1000.000000000
0.000000000
0.000000000
1000.000000000
4.575014983
5.306789200%
0.00
0.00
0.000000000
5.49001795%
0.000000000
46625YBP7/U48138TH1
E
9,344,000.00
9,344,000.00
0.00
0.00
9,344,000.00
42,748.94
1000.000000000
0.000000000
0.000000000
1000.000000000
4.694181892
5.449789200%
0.00
0.00
0.000000000
5.63301795%
0.000000000
46625YBQ5/U48138TJ7
F
17,131,000.00
17,131,000.00
0.00
0.00
17,131,000.00
80,416.03
1000.000000000
0.000000000
0.000000000
1000.000000000
4.794181716
5.569789200%
0.00
0.00
0.000000000
5.75301795%
0.000000000
46625YBR3/U48138TK4
G
12,459,000.00
12,459,000.00
0.00
0.00
12,459,000.00
59,730.71
1000.000000000
0.000000000
0.000000000
1000.000000000
4.836681845
5.620789200%
0.00
0.00
0.000000000
5.80401795%
0.000000000
46625YBS1/U48138TL2
H
17,130,000.00
17,130,000.00
0.00
0.00
17,130,000.00
82,852.36
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500803
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBT9/U48138TM0
J
6,230,000.00
6,230,000.00
0.00
0.00
6,230,000.00
27,458.73
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500401
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBU6/U48138TN8
K
6,229,000.00
6,229,000.00
0.00
0.00
6,229,000.00
27,454.32
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500000
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBV4/U48138TP3
L
4,672,000.00
4,672,000.00
0.00
0.00
4,672,000.00
20,591.84
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500000
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBW2/U48138TQ1
M
4,672,000.00
4,672,000.00
0.00
0.00
4,672,000.00
20,591.84
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.853975%
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
JP Morgan Chase Comercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
112
Upper REMIC
Statement Date:
ABN AMRO Acct: 722014.2
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407500000
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBX0/U48138TR9
N
4,672,000.00
4,672,000.00
0.00
0.00
4,672,000.00
20,591.84
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407499679
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBY8/U48138TS7
P
7,787,000.00
7,787,000.00
0.00
0.00
7,787,000.00
34,321.20
1000.000000000
0.000000000
0.000000000
1000.000000000
4.407499713
5.289000000%
0.00
0.00
0.000000000
5.28900000%
0.000000000
46625YBZ5/U48138TT5
NR
17,131,055.00
17,131,055.00
0.00
0.00
17,131,055.00
75,505.12
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR842
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
1,245,873,055.00
1,245,873,055.00
6,900,153.08
Total
1,244,998,793.25
874,261.75
0.00
6,025,891.33
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.853975%
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
JP Morgan Chase Comercial Mortgage Securities Corp.
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
112
Grantor Trust
Statement Date:
ABN AMRO Acct: 722014.2
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
9ABSR843
S
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
6,077,801.98
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
6,077,801.98
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
6,027,820.94
)
(1,061.30
)
(868.33
0.00
0.00
)
(1,929.63
874,261.75
0.00
874,261.75
0.00
0.00
0.00
0.00
0.00
0.00
874,261.75
6,902,082.69
6,900,153.07
1,245,882,077.29
175
874,261.75
0.00
0
0.00
0.00
0
0.00
0
1,245,007,815.54
175
0.00
0.00
0.00
0.00
0.00
0.00
49,981.03
0.00
0.00
0.00
49,981.03
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(49,981.03
6,025,891.32
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Statement Date:
Cash Reconciliation Summary Group I Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
4,040,927.59
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,040,927.59
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
4,009,445.97
)
(702.69
)
(574.93
0.00
0.00
)
(1,277.62
597,872.99
0.00
597,872.99
0.00
0.00
0.00
0.00
0.00
0.00
597,872.99
4,607,318.96
4,606,041.34
825,228,583.68
113
597,872.99
0.00
0
0.00
0.00
0
0.00
0
824,630,710.69
113
0.00
0.00
0.00
0.00
0.00
0.00
31,481.62
0.00
0.00
0.00
31,481.62
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(31,481.62
4,008,168.35
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Statement Date:
Cash Reconciliation Summary Group II Loans
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
2,036,874.39
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
2,036,874.39
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled
Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
2,018,374.98
)
(358.61
)
(293.41
0.00
0.00
)
(652.01
276,388.76
0.00
276,388.76
0.00
0.00
0.00
0.00
0.00
0.00
276,388.76
2,294,763.74
2,294,111.73
420,653,493.61
62
276,388.76
0.00
0
0.00
0.00
0
0.00
0
420,377,104.85
62
0.00
0.00
0.00
0.00
0.00
0.00
18,499.41
0.00
0.00
0.00
18,499.41
0.00
0.00
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
)
(18,499.41
2,017,722.97
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00

14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Interest Adjustments Summary
Statement Date:
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
0.00
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
0.00
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
0.00
0.00
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
828,210.63
828,210.63
828,210.63
0.00
13.88%
13.88%
30/360
4.475000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-1A
30
1,695,932.68
1,695,932.68
1,695,932.68
0.00
13.88%
13.88%
30/360
4.838000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
1,834,004.56
1,834,004.56
1,834,004.56
0.00
13.88%
13.88%
30/360
5.115000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
55,451.30
55,451.30
55,451.30
0.00
NA
NA
30/360
0.053409585%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
829,236.47
829,236.47
829,236.47
0.00
NA
NA
30/360
0.828816535%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
130,487.93
130,487.93
130,487.93
0.00
11.50%
11.51%
30/360
5.292017953%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
55,359.68
55,359.68
55,359.68
0.00
10.50%
10.51%
30/360
5.332017953%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
104,945.15
104,945.15
104,945.15
0.00
8.63%
8.63%
30/360
5.391017953%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
42,748.94
42,748.94
42,748.94
0.00
7.88%
7.88%
30/360
5.490017953%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
80,416.03
80,416.03
80,416.03
0.00
6.50%
6.50%
30/360
5.633017953%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
59,730.71
59,730.71
59,730.71
0.00
5.50%
5.50%
30/360
5.753017953%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
82,852.36
82,852.36
82,852.36
0.00
4.13%
4.13%
30/360
5.804017953%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
27,458.73
27,458.73
27,458.73
0.00
3.63%
3.63%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
27,454.32
27,454.32
27,454.32
0.00
3.13%
3.13%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
20,591.84
20,591.84
20,591.84
0.00
2.75%
2.75%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
20,591.84
20,591.84
20,591.84
0.00
2.38%
2.38%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
20,591.84
20,591.84
20,591.84
0.00
2.00%
2.00%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
34,321.20
34,321.20
34,321.20
0.00
1.38%
1.38%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
NR
30
75,505.12
75,505.12
75,505.12
0.00
0.00%
0.00%
30/360
5.289000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
S
30
0.00
0.00
0.00
0.00
NA
NA
0.000000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
6,025,891.33
6,025,891.33
6,025,891.33
0.00
0.00
0.00
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
LR
NR
NR
NR
A-1
46625YCU5
NR
Aaa
AAA
A-1A
46625YBN2
NR
Aaa
AAA
A-2
46625YCV3
NR
Aaa
AAA
X-1
46625YBL6
NR
Aaa
AAA
X-2
46625YBM4
NR
Aaa
AAA
B
46625YCW1
NR
Aa2
AA
C
46625YCX9
NR
Aa3
AA-
D
46625YCY7
NR
A2
A
E
46625YBP7
NR
A3
A-
F
46625YBQ5
NR
Baa1
BBB+
G
46625YBR3
NR
Baa2
BBB
H
46625YBS1
NR
Baa3
BBB-
J
46625YBT9
NR
Ba1
BB+
K
46625YBU6
NR
Ba2
BB
L
46625YBV4
NR
Ba3
BB-
M
46625YBW2
NR
B1
B+
N
46625YBX0
NR
B2
B
P
46625YBY8
NR
B3
B-
NR
46625YBZ5
NR
NR
NR
R
9ABSR842
NR
NR
NR
S
9ABSR843
NR
NR
NR

14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 722014.2
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
15-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 722014.2
Series 2004-LN2
15-Sep-04
175
100.00%
1,245,007,816
99.93%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
112
327
5.85%
5.80%
0
0
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
Total
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advance
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.50200%
7-Jul-14
JPM4LN2A
Office
0.00
73,000,000
345,862
1
VA
5.84000%
1-Aug-14
JPM4LN2A
Retail
0.00
73,000,000
367,109
2
5.48000%
7-Jul-09
JPM4LN2B
Multifamily
0.00
50,740,000
239,436
3
HI
5.74000%
6-Aug-19
JPM4LN2A
Retail
0.00
25,912,745
215,767
4
MO
5.46000%
1-Jul-09
JPM4LN2B
Multifamily
0.00
24,952,331
141,320
5
MD
6.40000%
1-Aug-14
JPM4LN2A
Lodging
0.00
24,091,572
161,356
6
CA
5.75000%
1-Aug-14
JPM4LN2B
Mobile home park
0.00
22,679,925
132,471
7
NC
5.66000%
6-Aug-09
JPM4LN2B
Multifamily
0.00
20,980,999
121,352
8
CO
5.50000%
1-Jul-11
JPM4LN2A
Retail
0.00
18,900,000
86,625
9
NC
4.73000%
1-Jul-14
JPM4LN2B
Multifamily
0.00
18,100,000
73,722
10
WV
5.48000%
11-May-14
JPM4LN2B
Multifamily
0.00
16,733,367
95,178
11
IN
5.00000%
1-Jun-09
JPM4LN2A
Industrial
0.00
16,700,000
71,903
12
AZ
5.27000%
11-Aug-11
JPM4LN2B
Multifamily
0.00
16,200,000
73,517
13
MD
5.85000%
1-Jul-14
JPM4LN2A
Office
0.00
15,972,349
94,391
14
CO
5.96000%
1-Jul-14
JPM4LN2A
Retail
0.00
15,900,000
81,602
15
MN
5.04000%
11-May-14
JPM4LN2A
Industrial
0.00
15,654,000
67,938
16
NY
5.64000%
1-Jun-18
JPM4LN2A
Industrial
0.00
14,039,174
81,186
17
CA
6.10000%
11-May-14
JPM4LN2A
Retail
0.00
13,952,046
84,839
18
SC
6.05000%
1-Jul-14
JPM4LN2B
Multifamily
0.00
13,500,000
70,331
19
IN
5.57000%
1-Aug-11
JPM4LN2B
Multifamily
0.00
13,087,876
74,957
20
IL
6.29000%
1-Jul-11
JPM4LN2A
Retail
0.00
12,805,278
79,300
21
MI
5.39100%
1-Jul-14
JPM4LN2A
Retail
0.00
12,276,146
68,999
22
WA
5.68000%
11-Aug-14
JPM4LN2B
Multifamily
0.00
12,250,000
59,916
23
NY
5.57000%
1-Jul-19
JPM4LN2A
Office
0.00
12,000,000
57,557
24
MN
5.04000%
11-May-14
JPM4LN2A
Industrial
0.00
11,604,000
50,361
25
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
5.57500%
1-Apr-14
JPM4LN2A
Office
0.00
11,343,226
65,265
26
MN
5.04000%
11-May-14
JPM4LN2A
Industrial
0.00
11,110,000
48,217
27
FL
5.22000%
1-Apr-09
JPM4LN2B
Mobile home park
0.00
11,092,822
61,380
28
CA
4.98000%
11-May-14
JPM4LN2A
Retail
0.00
11,050,743
59,452
29
FL
6.04000%
11-Jul-14
JPM4LN2A
Mobile home park
0.00
10,990,979
66,234
30
OH
6.08000%
11-Jul-14
JPM4LN2A
Industrial
0.00
10,700,000
56,020
31
MN
5.04000%
11-May-14
JPM4LN2A
Industrial
0.00
10,632,000
46,143
32
NC
5.50000%
1-Jul-09
JPM4LN2B
Multifamily
0.00
10,500,000
49,729
33
CA
5.80000%
1-Sep-14
JPM4LN2A
Retail
0.00
10,500,000
52,442
34
ID
6.01000%
1-Aug-19
JPM4LN2A
Office
0.00
10,451,353
62,780
35
AL
5.95000%
1-Jul-14
JPM4LN2B
Multifamily
0.00
10,182,824
60,827
36
IL
6.13500%
1-Aug-14
JPM4LN2A
Retail
0.00
10,060,000
53,146
37
NY
5.36000%
1-Aug-14
JPM4LN2A
Office
0.00
9,978,155
68,000
38
DC
5.25000%
1-Jul-14
JPM4LN2A
Office
0.00
9,979,931
55,220
39
AZ
5.44000%
11-Jun-14
JPM4LN2A
Retail
0.00
9,785,226
55,360
40
WI
5.91000%
11-Aug-09
JPM4LN2A
Retail
0.00
9,150,000
46,566
41
TX
5.16000%
11-May-09
JPM4LN2B
Multifamily
0.00
8,842,134
48,542
42
IN
5.02000%
11-Aug-11
JPM4LN2A
Retail
0.00
8,800,000
36,813
43
OH
5.56000%
1-Aug-14
JPM4LN2A
Office
0.00
8,691,928
49,726
44
NC
5.94000%
11-Aug-14
JPM4LN2A
Office
0.00
8,492,843
50,634
45
TX
5.79000%
1-Jul-19
JPM4LN2B
Multifamily
0.00
8,300,000
41,382
46
WI
5.35000%
11-Apr-14
JPM4LN2A
Industrial
0.00
8,157,096
45,790
47
MD
5.89000%
1-Jul-14
JPM4LN2A
Office
0.00
7,986,317
47,400
48
CA
5.18000%
11-May-14
JPM4LN2A
Retail
0.00
7,866,463
43,282
49
TN
6.03000%
1-Aug-14
JPM4LN2B
Multifamily
0.00
7,833,553
47,156
50
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
MI
5.87500%
1-Jul-14
JPM4LN2A
Office
0.00
7,686,779
45,548
51
NV
5.98000%
1-Sep-14
JPM4LN2B
Mobile home park
0.00
7,680,000
39,548
52
CO
5.91000%
11-Aug-14
JPM4LN2A
Retail
0.00
7,493,636
44,533
53
AZ
5.92000%
11-Aug-14
JPM4LN2A
Office
0.00
7,493,652
44,581
54
NJ
5.71000%
1-Jul-14
JPM4LN2A
Office
0.00
7,486,566
43,578
55
CA
4.98000%
11-May-14
JPM4LN2A
Retail
0.00
7,466,718
40,170
56
NC
5.93000%
1-Jul-14
JPM4LN2A
Self storage
0.00
7,287,643
43,439
57
NC
5.48000%
1-Aug-11
JPM4LN2A
Industrial
0.00
7,140,000
33,693
58
GA
5.75000%
1-Aug-14
JPM4LN2A
Retail
0.00
7,093,721
41,434
59
MI
6.40000%
1-Aug-14
JPM4LN2A
Lodging
0.00
6,891,868
46,159
60
MI
5.73000%
1-Jul-14
JPM4LN2A
Retail
0.00
6,688,060
39,014
61
CA
4.76000%
1-Jun-14
JPM4LN2B
Multifamily
0.00
6,500,000
26,643
62
WI
5.74000%
11-Aug-14
JPM4LN2B
Multifamily
0.00
6,494,237
37,891
63
MD
6.17000%
1-Jul-19
JPM4LN2A
Retail
0.00
6,489,674
39,684
64
MI
6.00000%
1-Aug-14
JPM4LN2A
Retail
0.00
6,419,675
38,521
65
TX
4.82000%
11-May-14
JPM4LN2B
Multifamily
0.00
6,171,509
32,604
66
MI
5.63000%
1-Aug-14
JPM4LN2A
Office
0.00
5,392,598
33,581
67
VA
5.09000%
1-Jun-14
JPM4LN2A
Retail
0.00
5,362,354
35,907
68
VA
5.90000%
11-Jun-14
JPM4LN2A
Retail
0.00
5,106,017
30,369
69
LA
5.77000%
1-Aug-11
JPM4LN2A
Retail
0.00
5,100,000
25,340
70
MI
5.96000%
6-Jul-14
JPM4LN2A
Mobile home park
0.00
5,091,435
30,446
71
ME
5.74800%
1-Aug-14
JPM4LN2B
Multifamily
0.00
5,018,266
31,607
72
IL
5.36000%
1-Jun-14
JPM4LN2B
Multifamily
0.00
5,004,497
28,064
73
CO
5.85000%
1-Aug-09
JPM4LN2A
Lodging
0.00
4,993,429
31,758
74
NJ
5.67000%
1-Aug-14
JPM4LN2A
Retail
0.00
4,995,487
28,925
75
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AZ
5.96500%
1-Aug-14
JPM4LN2B
Mobile home park
0.00
4,995,818
29,865
76
WI
5.39000%
11-Jul-14
JPM4LN2B
Multifamily
0.00
5,000,000
23,207
77
CA
5.95000%
11-May-14
JPM4LN2B
Mobile home park
0.00
4,882,596
29,221
78
CA
5.18000%
11-May-14
JPM4LN2A
Retail
0.00
4,879,199
26,846
79
CA
6.05500%
1-Jun-14
JPM4LN2A
Self storage
0.00
4,780,907
31,088
80
CA
6.64000%
11-Jul-14
JPM4LN2A
Retail
0.00
4,743,376
30,462
81
ME
5.74800%
1-Aug-14
JPM4LN2B
Multifamily
0.00
4,643,768
29,248
82
MA
6.13000%
1-Jul-09
JPM4LN2B
Multifamily
0.00
4,588,524
30,004
83
NY
5.11000%
6-Aug-14
JPM4LN2A
Multifamily
0.00
4,489,829
29,972
84
TX
5.97000%
6-Jun-14
JPM4LN2B
Multifamily
0.00
4,437,007
28,622
85
CA
6.09000%
11-Jul-14
JPM4LN2A
Retail
0.00
4,427,802
26,847
86
CO
6.09500%
1-Jul-14
JPM4LN2A
Retail
0.00
4,392,869
26,650
87
AZ
5.97300%
1-Jun-09
JPM4LN2B
Multifamily
0.00
4,372,279
28,212
88
MS
6.10000%
11-Aug-14
JPM4LN2B
Multifamily
0.00
4,194,744
27,318
89
TX
5.78000%
1-Jun-14
JPM4LN2A
Retail
0.00
4,088,487
24,005
90
OH
6.01000%
1-Aug-14
JPM4LN2B
Multifamily
0.00
3,994,905
25,797
91
IN
4.98000%
1-Jul-14
JPM4LN2A
Retail
0.00
3,991,440
21,424
92
CT
4.95000%
1-Jun-14
JPM4LN2A
Mobile home park
0.00
3,986,488
21,351
93
TX
5.97000%
6-Jun-14
JPM4LN2B
Multifamily
0.00
3,949,982
25,480
94
MI
5.68000%
11-Aug-14
JPM4LN2B
Multifamily
0.00
3,889,712
24,339
95
TX
6.06000%
11-Jun-14
JPM4LN2B
Multifamily
0.00
3,860,000
20,143
96
OH
5.86000%
6-Jul-14
JPM4LN2B
Multifamily
0.00
3,855,842
22,811
97
WA
5.04000%
11-Jul-14
JPM4LN2B
Multifamily
0.00
3,841,877
20,762
98
AZ
6.09000%
11-Jul-14
JPM4LN2A
Retail
0.00
3,793,833
23,003
99
TX
5.91000%
11-Jun-14
JPM4LN2B
Multifamily
0.00
3,749,755
22,326
100
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
AR
6.04000%
11-Jul-14
JPM4LN2A
Retail
0.00
3,743,833
22,580
101
NV
5.09000%
1-Jul-09
JPM4LN2A
Self storage
0.00
3,589,065
21,234
102
MS
6.05700%
1-Jan-14
JPM4LN2A
Retail
0.00
3,574,926
21,735
103
OR
5.82000%
11-Aug-14
JPM4LN2B
Multifamily
0.00
3,546,916
20,875
104
NY
6.39300%
1-Sep-14
JPM4LN2B
Multifamily
0.00
3,500,000
19,268
105
MI
6.16800%
1-Jul-14
JPM4LN2B
Multifamily
0.00
3,494,437
21,364
106
MN
6.38000%
11-Aug-19
JPM4LN2A
Retail
0.00
3,395,976
22,703
107
CA
5.96000%
11-Aug-14
JPM4LN2A
Retail
0.00
3,295,755
21,181
108
PA
6.65000%
11-May-14
JPM4LN2A
Retail
0.00
3,259,594
22,421
109
KY
5.88000%
1-Jul-14
JPM4LN2A
Retail
0.00
3,256,905
19,309
110
CA
5.97000%
1-Jul-14
JPM4LN2A
Office
0.00
3,191,762
20,559
111
MI
5.77000%
1-Jul-19
JPM4LN2B
Multifamily
0.00
3,178,531
26,607
112
SC
5.78900%
1-Aug-14
JPM4LN2A
Retail
0.00
3,147,242
18,461
113
MD
5.43000%
1-Jul-11
JPM4LN2A
Industrial
0.00
3,137,961
17,713
114
TX
6.31000%
1-Aug-24
JPM4LN2A
Retail
0.00
2,994,268
22,033
115
MS
5.99500%
1-Jun-11
JPM4LN2A
Retail
0.00
2,952,094
17,737
116
AZ
5.06000%
11-Aug-09
JPM4LN2A
Retail
0.00
2,896,962
15,674
117
AZ
5.53000%
11-May-14
JPM4LN2A
Retail
0.00
2,888,630
16,521
118
PA
5.73000%
1-Apr-14
JPM4LN2A
Retail
0.00
2,886,048
16,887
119
TN
5.73000%
1-Aug-14
JPM4LN2A
Industrial
0.00
2,777,529
16,188
120
NV
6.12000%
1-Aug-24
JPM4LN2A
Retail
0.00
2,694,698
19,531
121
FL
6.19000%
11-Jul-14
JPM4LN2B
Mobile home park
0.00
2,675,765
16,397
122
UT
5.70000%
1-Jun-24
JPM4LN2A
Retail
0.00
2,583,249
18,180
123
TX
5.34000%
1-Jun-14
JPM4LN2A
Retail
0.00
2,582,446
17,651
124
ID
6.09000%
1-Sep-19
JPM4LN2A
Retail
0.00
2,500,000
13,110
125
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NY
5.56000%
6-Aug-14
JPM4LN2A
Multifamily
0.00
2,400,000
11,491
126
WV
5.60000%
1-Jul-14
JPM4LN2B
Multifamily
0.00
2,495,396
14,352
127
TX
5.34000%
11-May-14
JPM4LN2A
Retail
0.00
2,489,763
13,945
128
OH
5.86000%
6-Jul-14
JPM4LN2B
Multifamily
0.00
2,433,298
14,395
129
NJ
6.03000%
11-Aug-14
JPM4LN2A
Retail
0.00
2,396,955
15,507
130
UT
6.21000%
1-Jul-14
JPM4LN2A
Mobile home park
0.00
2,371,268
14,562
131
OH
5.76300%
1-Jul-14
JPM4LN2B
Multifamily
0.00
2,347,343
14,825
132
MI
5.68000%
11-Aug-14
JPM4LN2B
Multifamily
0.00
2,331,830
14,591
133
TX
6.12000%
11-Jul-14
JPM4LN2A
Retail
0.00
2,317,263
14,095
134
GA
6.14000%
11-Aug-14
JPM4LN2B
Mobile home park
0.00
2,297,144
15,016
135
CA
4.88000%
1-Jun-14
JPM4LN2A
Retail
0.00
2,288,779
13,285
136
TX
5.77000%
11-Aug-14
JPM4LN2A
Retail
0.00
2,272,998
13,305
137
AZ
5.43000%
11-Jun-14
JPM4LN2B
Multifamily
0.00
2,243,159
12,677
138
IL
5.75000%
1-Aug-14
JPM4LN2A
Retail
0.00
2,198,054
12,839
139
VA
6.61000%
1-Jul-19
JPM4LN2A
Office
0.00
2,196,906
14,065
140
IN
5.97000%
1-Jul-14
JPM4LN2A
Retail
0.00
2,196,315
13,148
141
TX
5.76000%
1-Jul-14
JPM4LN2A
Retail
0.00
2,196,109
12,853
142
MN
6.46000%
11-Aug-19
JPM4LN2A
Retail
0.00
2,097,555
14,127
143
TX
6.24000%
1-Jul-14
JPM4LN2A
Retail
0.00
2,096,726
12,916
144
DE
5.58500%
1-Jul-14
JPM4LN2A
Mobile home park
0.00
2,085,657
17,254
145
CA
5.57500%
1-Apr-14
JPM4LN2A
Office
0.00
2,089,542
12,023
146
WI
5.17000%
11-Jul-11
JPM4LN2A
Retail
0.00
2,070,000
8,918
147
NY
6.27000%
11-Aug-14
JPM4LN2A
Self storage
0.00
2,058,412
12,711
148
TX
6.16200%
1-Jul-14
JPM4LN2A
Retail
0.00
2,026,768
12,383
149
FL
5.84000%
1-Sep-14
JPM4LN2B
Multifamily
0.00
2,000,000
10,058
150
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
CA
6.11000%
1-Aug-19
JPM4LN2A
Retail
0.00
1,993,527
16,996
151
TX
6.33000%
1-Jul-09
JPM4LN2B
Multifamily
0.00
1,996,958
12,419
152
MI
6.25000%
1-Jul-14
JPM4LN2B
Multifamily
0.00
1,995,128
13,193
153
GA
6.50000%
1-Jun-14
JPM4LN2B
Multifamily
0.00
1,992,667
13,504
154
NC
6.77500%
1-Jul-14
JPM4LN2B
Multifamily
0.00
1,945,733
13,504
155
MS
5.67000%
1-May-14
JPM4LN2A
Retail
0.00
1,883,677
13,253
156
NJ
6.22000%
1-Jun-14
JPM4LN2A
Retail
0.00
1,793,051
11,841
157
TX
5.83000%
11-Aug-09
JPM4LN2B
Mobile home park
0.00
1,700,000
8,534
158
WA
6.44300%
1-Jul-19
JPM4LN2B
Mobile home park
0.00
1,689,323
14,756
159
TX
5.25000%
1-Jun-19
JPM4LN2A
Retail
0.00
1,681,727
13,666
160
GA
5.70000%
1-Jun-14
JPM4LN2B
Multifamily
0.00
1,633,051
10,268
161
TX
6.06000%
1-Jun-14
JPM4LN2B
Multifamily
0.00
1,496,055
9,051
162
TX
6.01900%
1-Jun-09
JPM4LN2B
Multifamily
0.00
1,493,995
9,682
163
OH
6.36000%
1-Aug-14
JPM4LN2A
Office
0.00
1,473,247
9,831
164
NY
4.73000%
6-Apr-14
JPM4LN2A
Multifamily
0.00
1,400,000
5,702
165
OH
5.95000%
1-Jul-29
JPM4LN2A
Retail
0.00
1,396,382
8,977
166
OH
5.93000%
1-Aug-14
JPM4LN2B
Mobile home park
0.00
1,358,240
8,704
167
GA
6.09000%
1-Jul-14
JPM4LN2A
Self storage
0.00
1,296,731
8,448
168
NY
6.04700%
1-Jul-19
JPM4LN2B
Multifamily
0.00
1,192,163
10,157
169
OH
5.80000%
1-Aug-14
JPM4LN2B
Multifamily
0.00
1,161,415
7,351
170
CA
5.87500%
1-Aug-14
JPM4LN2A
Self storage
0.00
1,098,561
7,004
171
TX
6.44300%
1-Jun-14
JPM4LN2B
Multifamily
0.00
1,077,410
6,786
172
TX
5.79000%
11-Jul-09
JPM4LN2A
Mobile home park
0.00
998,245
5,861
173
IL
5.01500%
1-Jun-14
JPM4LN2A
Retail
0.00
980,892
10,614
174
NY
6.62000%
11-Aug-14
JPM4LN2A
Office
0.00
649,545
4,160
175
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
1,245,007,816
6,952,064
0
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

JP Morgan Chase Comercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722014.2
Series 2004-LN2
Commercial Mortgage Pass-Through Certificates
31-Aug-04
15-Oct-04
N/A
15-Sep-04
15-Sep-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Mortgage Interest Rates
Distribution of Principal Balances
Distribution of Remaining Term (Balloon)
Distribution of Remaining Term (Fully Amortizing)
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

Current Scheduled
Balance
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
3
2,628,682
0.21
95
5.70
0.00
%
0 to
1,000,000
%
23
36,749,040
2.95
127
6.03
0.00
%
1,000,000 to
2,000,000
%
35
84,428,930
6.78
130
5.82
0.00
%
2,000,000 to
3,000,000
%
24
86,226,738
6.93
119
5.82
0.00
%
3,000,000 to
4,000,000
%
17
78,906,120
6.34
107
5.86
0.00
%
4,000,000 to
5,000,000
%
7
36,075,167
2.90
113
5.63
0.00
%
5,000,000 to
6,000,000
%
7
45,655,023
3.67
127
5.67
0.00
%
6,000,000 to
7,000,000
%
12
90,515,048
7.27
115
5.72
0.00
%
7,000,000 to
8,000,000
%
6
51,284,001
4.12
111
5.47
0.00
%
8,000,000 to
9,000,000
%
4
38,893,311
3.12
104
5.48
0.00
%
9,000,000 to 10,000,000
%
21
244,128,466
19.61
117
5.66
0.00
%
10,000,000 to 15,000,000
%
8
134,159,717
10.78
101
5.35
0.00
%
15,000,000 to 20,000,000
%
4
92,704,827
7.45
89
5.82
0.00
%
20,000,000 to 25,000,000
%
1
25,912,745
2.08
179
5.74
0.00
%
25,000,000 to 50,000,000
%
3
196,740,000
15.80
103
5.62
0.00
%
50,000,000 to 75,000,000
%
0
0
0.00
0
0.00
0.00
%
75,000,000 &
Above
%
73,000,000
649,545
1,245,007,816
175
100.00%
Average Schedule Balance
Maximum Schedule Balance
Minimum Schedule Balance
7,114,330
Current Mortgage
Interest Rate
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
4.000%
%
to
4.250%
0
0
0.00
0
0.00
0.00
%
4.251%
%
to
4.500%
2
19,500,000
1.57
118
4.73
0.00
%
4.501%
%
to
4.750%
8
58,155,678
4.67
99
4.94
0.00
%
4.751%
%
to
5.000%
18
125,373,254
10.07
102
5.11
0.00
%
5.001%
%
to
5.250%
17
205,820,146
16.53
85
5.44
0.00
%
5.251%
%
to
5.500%
31
293,940,951
23.61
123
5.63
0.00
%
5.501%
%
to
5.750%
46
301,896,478
24.25
116
5.88
0.00
%
5.751%
%
to
6.000%
35
161,461,621
12.97
126
6.09
0.00
%
6.001%
%
to
6.250%
13
66,064,533
5.31
122
6.37
0.00
%
6.251%
%
to
6.500%
4
10,849,422
0.87
130
6.64
0.00
%
6.501%
%
to
6.750%
1
1,945,733
0.16
118
6.78
0.00
%
6.751%
%
to
7.000%
0
0
0.00
0
0.00
0.00
%
7.001%
%
to
7.250%
0
0
0.00
0
0.00
0.00
%
7.251%
%
to
7.500%
0
0
0.00
0
0.00
0.00
%
7.501%
%
&
Above
175
1,245,007,816
Minimum Mortgage Interest Rate
Maximum Mortgage Interest Rate
100.00%
4.730%
6.775%
Fully Amortizing
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
to
0
30
17
179,587,742
14.42
58
5.49
0.00
%
%
to
31
60
10
90,193,208
7.24
83
5.55
0.00
%
%
to
61
90
129
868,439,613
69.75
118
5.69
0.00
%
%
to
91
120
0
0
0.00
0
0.00
0.00
%
%
&
121
Above
298
55
156
1,138,220,564
Minimum Remaining Term
Maximum Remaining Term
91.42%
Balloon
Mortgage Loans
# of
Loans
Scheduled
Balance
% of
Balance
Weighted Average
Term Coupon PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0
to
30
0
0
0.00
0
0.00
0.00
%
%
31
to
60
0
0
0.00
0
0.00
0.00
%
%
61
to
90
0
0
0.00
0
0.00
0.00
%
%
91
to
120
0
0
0.00
0
0.00
0.00
%
%
121
to
150
0
0
0.00
0
0.00
0.00
%
%
151
to
180
0
0
0.00
0
0.00
0.00
%
%
181
to
210
0
0
0.00
0
0.00
0.00
%
%
211
& Above
0
0
%
0.00

JP Morgan Chase Comercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722014.2
Series 2004-LN2
Commercial Mortgage Pass-Through Certificates
31-Aug-04
15-Oct-04
N/A
15-Sep-04
15-Sep-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Geographic Distribution
Distribution of DSCR (PFY)
Distribution of DSCR (Cutoff)
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.500 0.625
0
0
0.00
0
0.00
0.00
%
%
0.626 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 0.875
0
0
0.00
0
0.00
0.00
%
%
0.876 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.125
0
0
0.00
0
0.00
0.00
%
%
1.126 1.250
0
0
0.00
0
0.00
0.00
%
%
1.251 1.375
0
0
0.00
0
0.00
0.00
%
%
1.376 1.500
0
0
0.00
0
0.00
0.00
%
%
1.501 1.625
0
0
0.00
0
0.00
0.00
%
%
1.626 1.750
0
0
0.00
0
0.00
0.00
%
%
1.751 1.875
0
0
0.00
0
0.00
0.00
%
%
1.876 2.000
0
0
0.00
0
0.00
0.00
%
%
2.001 2.125
0
0
0.00
0
0.00
0.00
%
%
2.126 2.250
0
0
0.00
0
0.00
0.00
%
%
2.251 & Above
175
1,245,007,816
100.00
112
5.67
0.00
%
%
Unknown
0.000
0.000
175
1,245,007,816
100.00%
Minimum DSCR
Maximum DSCR
Debt Service
Coverage Ratio
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
0.500 0.625
0
0
0.00
0
0.00
0.00
%
%
0.626 0.750
0
0
0.00
0
0.00
0.00
%
%
0.751 0.875
0
0
0.00
0
0.00
0.00
%
%
0.876 1.000
0
0
0.00
0
0.00
0.00
%
%
1.001 1.125
29
196,651,065
15.80
113
5.79
0.00
%
%
1.126 1.250
59
408,635,191
32.82
114
5.68
0.00
%
%
1.251 1.375
32
277,898,210
22.32
114
5.66
0.00
%
%
1.376 1.500
20
124,132,723
9.97
96
5.64
0.00
%
%
1.501 1.625
10
31,139,772
2.50
114
5.55
0.00
%
%
1.626 1.750
8
43,697,863
3.51
86
5.46
0.00
%
%
1.751 1.875
5
108,201,855
8.69
122
5.73
0.00
%
%
1.876 2.000
4
30,969,595
2.49
142
5.40
0.00
%
%
2.001 2.125
2
3,125,330
0.25
118
6.06
0.00
%
%
2.126 2.250
6
20,556,211
1.65
112
5.16
0.00
%
%
2.251 & Above
29.300
1.160
175
1,245,007,816 100.00
Minimum DSCR
Maximum DSCR
%
Geographic
Location
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
California
19
129,030,928
10.36
118
5.62
0.00
%
%
New York
11
124,707,279
10.02
130
5.54
0.00
%
%
Virginia
4
85,665,277
6.88
120
5.82
0.00
%
%
North Carolina
7
74,447,219
5.98
90
5.48
0.00
%
%
Texas
23
72,819,605
5.85
118
5.72
0.00
%
%
Michigan
12
65,336,197
5.25
121
5.83
0.00
%
%
Maryland
5
57,677,873
4.63
123
6.10
0.00
%
%
Arizona
9
54,669,557
4.39
100
5.58
0.00
%
%
Minnesota
6
54,493,531
4.38
122
5.18
0.00
%
%
Colorado
5
51,679,934
4.15
99
5.79
0.00
%
%
CMBS Certificate
1
50,740,000
4.08
58
5.48
0.00
%
%
Indiana
5
44,775,631
3.60
78
5.22
0.00
%
%
Ohio
10
37,412,601
3.01
125
5.89
0.00
%
%
Illinois
5
31,048,721
2.49
103
6.01
0.00
%
%
Wisconsin
5
30,871,333
2.48
98
5.59
0.00
%
%
Florida
4
26,759,566
2.15
92
5.70
0.00
%
%
Hawaii
1
25,912,745
2.08
179
5.74
0.00
%
%
Missouri
1
24,952,331
2.00
58
5.46
0.00
%
%
West Virginia
2
19,228,763
1.54
116
5.50
0.00
%
%
Washington
3
17,781,200
1.43
124
5.61
0.00
%
%
New Jersey
4
16,672,059
1.34
118
5.80
0.00
%
%
South Carolina
2
16,647,242
1.34
118
6.00
0.00
%
%
Georgia
5
14,313,314
1.15
118
5.94
0.00
%
%
Nevada
3
13,963,763
1.12
127
5.78
0.00
%
%
Idaho
2
12,951,353
1.04
179
6.03
0.00
%
%
Mississippi
4
12,605,440
1.01
108
6.00
0.00
%
%
Tennessee
2
10,611,082
0.85
119
5.95
0.00
%
%
Alabama
1
10,182,824
0.82
118
5.95
0.00
%
%
District of Columbia
1
9,979,931
0.80
118
5.25
0.00
%
%
Maine
2
9,662,034
0.78
119
5.75
0.00
%
%
Pennsylvania
2
6,145,642
0.49
116
6.22
0.00
%
%
Louisiana
1
5,100,000
0.41
83
5.77
0.00
%
%
Utah
2
4,954,517
0.40
180
5.94
0.00
%
%
Massachusetts
1
4,588,524
0.37
58
6.13
0.00
%
%
Connecticut
1
3,986,488
0.32
117
4.95
0.00
%
%
Arkansas
1
3,743,833
0.30
118
6.04
0.00
%
%
Oregon
1
3,546,916
0.28
119
5.82
0.00
%
%
Kentucky
1
3,256,905
0.26
118
5.88
0.00
%
%
Delaware
1
2,085,657
0.17
118
5.59
0.00
%
%
100.00
1,245,007,816
175
%

JP Morgan Chase Comercial Mortgage Securities Corp.
Mortgage Loan Characteristics
ABN AMRO Acct: 722014.2
Series 2004-LN2
Commercial Mortgage Pass-Through Certificates
31-Aug-04
15-Oct-04
N/A
15-Sep-04
15-Sep-04
Record Date:
Next Payment:
Prior Payment:
Payment Date:
Statement Date:
Distribution of Loan Seasoning
Distribution of Property Types
Distribution of Year Loans Maturing
Distribution of Amortization Type
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

Property Types
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
Retail
65
417,520,162
33.54
121
5.76
0.00
%
%
Multifamily
55
367,615,300
29.53
96
5.59
0.00
%
%
Office
19
205,556,700
16.51
125
5.65
0.00
%
%
Industrial
11
111,651,759
8.97
110
5.29
0.00
%
%
Mobile home park
16
86,575,705
6.95
110
5.79
0.00
%
%
Lodging
3
35,976,869
2.89
111
6.32
0.00
%
%
Self storage
6
20,111,320
1.62
107
5.85
0.00
%
%
1,245,007,816
175
100.00%
Amortization Type
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
AmortizingBalloon
144
772,537,816
62.05
117
5.76
0.00
%
%
IO Maturity Balloon
9
57,720,000
4.64
72
5.32
0.00
%
%
IO/Amortizing/Balloon
22
414,750,000
33.31
110
5.54
0.00
%
%
1,245,007,816
175
100.00%
Number of Months
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
175
1,245,007,816
100.00
112
0.00
%
%
5.67
0
to
30
0
0
0.00
0
0.00
%
%
0.00
31
to
60
0
0
0.00
0
0.00
%
%
0.00
61
to
90
0
0
0.00
0
0.00
%
%
0.00
91
to
120
0
0
0.00
0
0.00
%
%
0.00
121
to
150
0
0
0.00
0
0.00
%
%
0.00
151
to
180
0
0
0.00
0
0.00
%
%
0.00
181
to
210
0
0
0.00
0
0.00
%
%
0.00
211
to
240
0
0
0.00
0
0.00
%
%
0.00
241
to
270
0
0
0.00
0
0.00
%
%
0.00
271
to
300
0
0
0.00
0
0.00
%
%
0.00
301
or
More
175
1,245,007,816
100.00%
Year
# of
Loans
Scheduled
Balance
% of
Balance
WAMM WAC PFY DSCR
0
0
0.00
0
0.00
0.00
%
%
2004
0
0
0.00
0
0.00
0.00
%
%
2005
0
0
0.00
0
0.00
0.00
%
%
2006
0
0
0.00
0
0.00
0.00
%
%
2007
0
0
0.00
0
0.00
0.00
%
%
2008
17
179,587,742
14.42
58
5.49
0.00
%
%
2009
0
0
0.00
0
0.00
0.00
%
%
2010
10
90,193,208
7.24
83
5.55
0.00
%
%
2011
0
0
0.00
0
0.00
0.00
%
%
2012
0
0
0.00
0
0.00
0.00
%
%
2013
129
868,439,613
69.75
118
5.69
0.00
%
%
2014
19
106,787,251
8.58
183
5.87
0.00
%
%
2015 & Greater
100.00
1,245,007,816
175
%

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Defeased Loans
Statement Date:
Disclosure
Control #
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 722014.2
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

JP Morgan Chase Comercial Mortgage Securities Corp.
Payment Date:
Prior Payment:
Next Payment:
Record Date:
15-Sep-04
15-Sep-04
N/A
15-Oct-04
31-Aug-04
Commercial Mortgage Pass-Through Certificates
Series 2004-LN2
ABN AMRO Acct: 722014.2
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
14-Sep-2004 - 11:11 (R795-R843) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..